EXHIBIT 32.1

CERTIFICATION OF

PRINCIPAL EXECUTIVE OFFICER AND

PRINCIPAL FINANCIAL OFFICER

 PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Patriot Berry Farms, Inc. (the “Company”) on Form 10-K for the year ended March 31, 2016 and 2015 and quarterly reports for the quarters ended September 30, December 31 2014 and June 30, September 30, December 31, 2015 , as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Cattlin, Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 7, 2016	By:	/s/ Daniel Cattlin
Daniel Cattlin
President, Chief Executive Officer, Secretary, Treasurer and Director (Principal Executive Officer and Principal Financial Officer)